Exhibit 99.2

United Community Banks, Inc. Investor PresentationThird Quarter 2011 Rex S. Schuette EVP & CFOrex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & CRO Jimmy C. Tallent President & CEO

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. 2 Cautionary Statement

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, net interest revenue, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix of this presentation. Non-GAAP Measures 3

Highlights Third Quarter Special Loan Loss ProvisionOther credit trends stable or improvingMargin Improving With Lower Deposit PricingStrong Core Deposit Growth 4

LOAN PORTFOLIO & CREDIT QUALITY 5

Geographic Diversity Loan Portfolio (total $4.11 billion) $ in millions 6

Geographic Diversity Commercial Loans (total $2.37 billion) $ in millions 7

59% owner-occupiedSmall business, doctors, dentists, attorneys, CPAs$12 million project limitAverage Loan Size -$458 Composite CRE -$396 Owner Occupied -$630 Income Producing Portfolio Characteristics Commercial Real Estate (by loan type) 8

Average loan size: $450k Portfolio Characteristics Commercial Construction (by loan type) 9

Geographic Diversity Avg loan size: $43k Avg loan size: $94k Origination CharacteristicsNo broker loansPolicy Max LTV: 80-85%51% of HE Primary Lien Residential Mortgage (total $1.15 billion) $ in millions 10

Geographic Diversity Developing Average Loan Size Construction Land Residential Construction (total $.47 billion) $ in millions 11

Residential Construction - Total Company 12

New Loans Funded - Category and Market 13

Credit Quality 14

Quarterly NPL Inflows Since 2009 ($mm) Com. Construction Resi. Mortgage Resi Construction Consumer Commercial Com. RE Total NPLs ($mm) 46.5% Decline from Peak86.2% Decline without SLR* NPL Inflow Trends 15 *SLR - Single Loan Relationship $76.6 million added in Q3; excluding SLR NPL Inflow was $26.7 million

Net Charge-offs by Loan Category 16

Net Charge-offs by Market 17

NPAs by Loan Category and Market 18

19 Financial Review

Core Earnings Summary 20

3Q10 4Q10 1Q11 2Q11 3Q11 Net Interest Margin 0.0357 0.0358 0.0341 0.0341 0.0355 0.0056 0.0047 0.0047 0.003 0.0029 Core margin -Up 14 bps vs. 2Q10 -Credit costs flatMaintained loan pricing Lowered core & CD pricing3Q Excess liquidity lowered Margin by 67 bps and 76 bps in Q2 NIM Characteristics 3.87% 3.71% NIM NIM - Core Credit(1)(2) (1) Excludes impact of reversal of interest on performing loans classified as held for sale - Q1 2011(2) Excluding impact of nonaccrual loans, OREO and interest reversals 3.84% 4.13% 4.05% 4.47% 4.51% Net Interest Margin 21

Historically 8 to 12 bpsSignificant improvement with de-risking balance sheet first quarterCost 3Q11 vs. Historical - 17 bps (annual earnings impact of $11.2 million)1 bps = $660 thousand in NIR*Excludes bulk loan sale impact of 10 bps Credit CostsImpacting Margin ..47% ..30% ..29% ..46%* Lost Interest on C/Os Interest Reversals Carry Cost of NPAs ..56% Margin - Credit Costs 22

Loan Pricing - New and Renewed 4.11 4.35 4.31 4.74 4.76 Loan Pricing Spreads Key Drivers of Net Interest Revenue / Margin 23 Holding loan pricing flatActively lowering deposit pricing Positive Impacton Margin

CD Pricing Deposit Pricing, Excluding Brokered Deposits 24 Note - CD pricing reflects the quarterly average of new and renewed pricing for each quarter. MMDA / NOW pricing reflects the deposit yield for each quarter

Deposit Mix (total $6.0 billion) 25 3Q11$6.0B 4Q08$7.0B 48% 30%

Core Deposit Growth - Category and Market 26

Fee Revenue - Core 27

Operating Expenses - Core 28

Net Operating Loss 29

Net Income (Loss) 30

Capital Ratios 31

APPENDIX 32

Assets $7.2 BillionDeposits $6.0 Billion Banks 27Offices 105 United at a Glance 33

Experienced Proven Leadership Joined Years in UCBI BankingJimmy Tallent President & CEO 1984 37Guy Freeman Chief Operating Officer 1992 53Rex Schuette Chief Financial Officer 2001 34David Shearrow Chief Risk Officer 2007 30Glenn White President, Atlanta Region 2007 37Craig Metz Marketing 2002 19Bill Gilbert Retail Banking 2000 35 34

Business and Operating Model

35

"Community bank service, large bank resources"

- **Twenty-seven "community banks"**
  - *Local CEOs with deep roots in their communities*
  - *Resources of $7.2 billion bank*
- **Service is point of differentiation**
  - *#1 in Customer Satisfaction according to Customer Service Profiles*
  - *J.D. Power Customer Service Champion*
    - ✓ Recognized 40 companies in the U.S.
    - ✓ Only bank to be recognized
  - *Golden rule of banking*
    - ✓ "The Bank That **SERVICE** Built"
  - *Ongoing customer surveys*
    - ✓ 95% satisfaction rate in 2011
- **Strategic footprint with substantial banking opportunities**
  - *Operates in a number of the more demographically attractive markets in the U.S.*
- **Disciplined growth strategy**
  - *Organic supported by de novos and selective acquisitions*

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Copyright © 2011 United Community Banks, Inc.

United Community Banks.

Robust Demographics (fast growing markets) 36

1 FDIC deposit market share and rank as of 6/11 for markets where United takes deposits. Source: SNL and FDIC.2 Based on current quarter. Market Share Opportunities (excellent growth prospects) 37

Leading Demographics

38

Rank	Ticker	Company(1)	State	Total Assets ($ B)	2010 - 2015 Population Growth (2)
1	CFR	Cullen/Frost Bankers, Inc.	TX	$18.5	9.07%
2	WAL	Western Alliance Bancorporation	AZ	6.5	7.60
3	FCNCA	First Citizens Bancshares, Inc.	NC	21.0	7.41
4	GBCI	Glacier Bancorp, Inc.	MT	7.0	7.19
5	PRSP	Prosperity Bancshares, Inc.	TX	9.7	7.18
6	IBOC	International Bancshares Corporation	TX	11.8	7.06
7	UCBI	United Community Banks, Inc.	GA	7.2	7.06
8	TCBI	Texas Capital Bancshares, Inc.	TX	6.7	6.37
9	HBHC	Hancock Holding Company	MS	19.8	6.29
10	FCBN	First Citizens Bancorporation, Inc.	SC	8.4	6.05
11	FIBK	First Interstate BancSystem, Inc.	MT	7.2	5.93
12	BOKF	BOK Financial Corporation	OK	24.2	5.91
13	SNV	Synovus Financial Corp.	GA	28.3	4.85
14	FHN	First Horizon National Corporation	TN	25.1	4.43
15	UMPQ	Umpqua Holdings Corporation	OR	11.5	4.28

Note: Financial information as of June 30, 2011

(1) Includes publicly traded companies with assets between $5.0 – 50.0 billion as of June 30, 2011

(2) Population growth weighted by county (cumulative)

Data Source: SNL Financial

United Community Banks.

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Copyright © 2011 United Community Banks, Inc.

Proactively Addressing Credit Environment

39

- Structure
  - *Centralized underwriting and approval process*
  - *Segregated work-out teams*
  - *Highly skilled ORE disposition group*
  - *Seasoned regional credit professionals*
- Process
  - *Continuous external loan review*
  - *Intensive executive management involvement:*
    - Weekly past due meetings
    - Weekly NPA/ORE meetings
    - Quarterly criticized watch loan review meetings
    - Quarterly pass commercial and CRE portfolio review meetings
  - *Internal loan review of new credit relationships*
- Policy
  - *Ongoing enhancements to credit policy*
  - *Periodic updates to portfolio limits*

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Copyright © 2011 United Community Banks, Inc.

United Community Banks.

Performing Classified Loans 40

Business Mix Loans (at quarter-end) 41

Loans - Markets Served (at quarter-end) 42

43 Residential Construction - North Georgia 43

Residential Construction - Atlanta MSA 44

Business Mix Loans (at year-end) 45

Loans - Markets Served (at year-end) 46

(in millions) Lending - Credit Summary Legal lending limit $220House lending limit 20Project lending limit 12Top 25 relationships 410Regional credit review - Standard underwriting 47

NPAs by Loan Category, Market, and Activity 48

Net Charge-offs by Category and Market 49

Net Charge-offs by Category and Market Asset Disposition Plan as of March 31, 2011 50

Credit Quality - Bulk Loan Sale Summary as of March 31, 2011 51

Loans / Deposits - Liquidity 52

Wholesale Borrowings - Liquidity 53

Business Mix - Deposits (at quarter-end) 54

Geographic Diversity $ in millions 3Q 10 3Q 11 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee Core Transaction Deposits 55

NPA Sale in 2Q10 Sold $103 Million NPA's - With a $65 Million Capital Option and WarrantCompleted sale on April 30, 2010Accelerates disposition of the more illiquid assets 56

NPA Sale - Fair Value Accounting 2Q10 Fair Value Accounting - Warrant / Option to Purchase EquityIncrease to Capital Surplus - $39.8 millionPre-tax expense charge - $45.3 million; after-tax cost - $30.0 millionGAAP Capital +$9.8million - Slight Negative to "Regulatory Capital" (DTA) 57

Non-GAAP Reconciliation Tables 58

Non-GAAP Reconciliation Tables 59

Analyst Coverage 60

United Community Banks, Inc. Investor PresentationThird Quarter 2011 Copyright 2011United Community Banks, Inc.All rights reserved. 61